FUND PROFILE

                                Real Estate Fund

                                 INVESTOR CLASS

                                November 6, 1998

                        [american century logo(reg.sm)]
                                    American
                                    Century

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     This profile summarizes key information about the fund that is included in the fund's Prospectus. The fund's Prospectus has additional information about the fund, including a more detailed description of the risks associated with investing in the fund, that you may want to consider before you invest. You may obtain the Prospectus and other information about the fund at no cost by calling us at 1-800-345-2021, accessing our Web site or visiting one of our Investor Centers.
        See the back cover for additional telephone numbers and our address.

                             AMERICAN CENTURY GROUP


                          AMERICAN CENTURY INVESTMENTS

                                REAL ESTATE FUND

1. WHAT IS THE FUND'S INVESTMENT OBJECTIVE?

        The Real Estate Fund seeks long-term capital growth by investing primarily in securities issued by real estate investment trusts (REITs) and securities of companies engaged in the real estate industry. Income is a secondary objective.

2. WHAT IS THE FUND'S INVESTMENT STRATEGY?

        The fund managers look for real estate securities that they believe will provide superior returns to the fund. They attempt to focus the fund's investments on real estate companies and REITs with the potential for strong growth of cash flow to investors and, therefore, sustained dividend increases to the fund.

        To find these issuers, the fund managers track economic conditions and real estate market performance in major metropolitan areas and analyze performance of various property types within those regions. To perform this analysis, they use information from a nationwide network of real estate professionals to evaluate the holdings of real estate companies and REITs in which the fund may invest. Their analysis also includes the companies' management structure, financial structure and business strategy. The goal of these analyses is to determine which of the issuers the fund managers believe will be the most profitable to the fund. The fund managers also consider the effect of the real estate securities markets in general in making investment decisions.

        Under normal conditions, the Real Estate Fund will invest at least 80% of its assets in equity securities of REITs or companies which are principally engaged in the real estate industry. A company is considered to be principally engaged in the real estate industry if, at the time its securities are purchased by the fund, at least 50% of its revenues or 50% of the market value of its assets, in the opinion of the fund managers, are attributed to the ownership, construction, management or sale of real estate.

        The fund may invest up to 20% of its assets in other types of securities. These securities may include non-leveraged futures and options. "Non-leveraged" means that the fund may not invest in futures and options where it would be possible to lose more than the fund invested. Futures and options can help the fund's cash assets remain liquid while performing more like stocks.

        Additional information about the Real Estate Fund's investments is available in its annual and semiannual reports. In these reports you will find a discussion of the market conditions and investment strategies that significantly affected the fund's performance during the most recent six-month period. You may get these reports at no cost by calling us.

3. WHAT ARE THE SIGNIFICANT RISKS OF INVESTING IN THE FUND?

    *As with all funds, at any given time, the value of your shares of the fund may be worth more or less than the price you paid. If you sell your shares when the value is less than the price you paid, you will lose money.

    *An investment in the fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

    *The value of the fund's shares depends on the value of the stocks and other securities it owns. The value of the individual securities the Real Estate Fund owns will go up and down depending on the performance of the companies that issued them, general market and economic conditions, and investor confidence.

    *Due to the fact that the value of its investments will be affected by the value of the real estate owned by the companies in which it invests, the Real Estate Fund may be subject to certain risks similar to those associated with the direct ownership of real estate. These risks include changes in economic conditions, interest rates, property values, property tax increases, increases in competition due to overbuilding, environmental contamination, zoning and natural disasters.

    *By investing in REITs indirectly through the fund, a shareholder will be paying not only a share of the expenses of the fund, but also a proportionate share of the expenses of the REIT - including any management fees.

    *Market performance tends to be cyclical, and in the various cycles, certain investment styles may fall in and out of favor. If the market is not favoring the fund's style, the fund's gains may not be as big as, or its losses may be bigger than, other equity funds using different investment styles.

        In summary, the Real Estate Fund is intended for investors who seek long-term capital growth through an equity fund


Real Estate Fund                                    American Century Investments


     investing in real estate securities and who are willing to accept the risks associated with that investment strategy. Because of the fund's policy of concentrating its investments in real estate securities, an investment in the fund should not be considered a complete investment program.

     FUND PERFORMANCE

        The following bar chart shows the actual performance of the Real Estate Fund's Investor Class shares for each calendar year since the fund's inception on September 21, 1995. The bar chart indicates the volatility of the fund's historical returns from year to year. Neither the bar chart nor the performance information below it is intended to indicate how the fund will perform in the future.

[bar chart]

CALENDAR YEAR-BY-YEAR RETURNS
                           1996         1997
                           ----         ----
Real Estate Fund          40.81        25.21

As of September 30, 1998, the end of the most recent calendar quarter, Real Estate's year-to-date return was -17.94%.

        The highest and lowest returns of the fund's Investor Class shares for a calendar quarter since the fund's inception on September 21, 1995 are provided in the following chart to indicate the fund's historical short-term volatility. Shareholders should be aware, however, that the Real Estate Fund is intended for investors with a long-term investment horizon and is not managed for short-term results.

[bar chart]

     Highest and Lowest Quarterly Returns
          Quarter Ended 12/31/96      19.92%
          Quarter Ended 9/30/98      -13.35%

        The following table shows the average annual return of the fund's Investor Class shares for the periods indicated. The Wilshire REIT Index, an unmanaged index that reflects no operating costs, is included as a benchmark for long-term performance comparisons.

                                           1 YEAR         LIFE OF FUND
      AVERAGE ANNUAL TOTAL RETURNS (PERIOD ENDED SEPTEMBER 30, 1998)
          Real Estate                      17.62%            14.82%
          Wilshire REIT Index              14.31%            13.10%
                                              (index as of 9/30/95)

4. WHAT ARE THE FUND'S FEES AND EXPENSES?

        There are no sales loads, fees or other charges to buy fund shares directly from American Century, to reinvest dividends in additional shares, to exchange into the Investor Class shares of other American Century funds, or to redeem your shares. The following table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

      ANNUAL FUND OPERATING EXPENSES
      (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
           Management Fee                                 1.20%
           Distribution and Service (12b-1) Fees          None
           Other Expenses(1)                              0.00%
           Total Annual Fund Operating Expenses           1.20%

        (1)Other expenses, which include the fees and expenses of the fund's independent directors, their legal counsel, interest and extraordinary expenses, less than 0.005%.

           EXAMPLE OF HYPOTHETICAL FUND COSTS
              Assuming you . . .
              * invest $10,000 in the fund
              * redeem your shares at the end of the periods shown below
              * earn a 5% return each year
              * incur the same fund operating expenses shown above
                  . . . your cost of investing in the fund would be:

           1 year       3 years       5 years      10 years
           ------------------------------------------------
            $122         $380          $657         $1,447

               Of course, actual costs may be higher or lower. Use this example to compare the costs of investing in other funds.

5. WHO ARE THE FUND'S INVESTMENT ADVISOR AND PORTFOLIO MANAGERS?

        American Century Investment Management, Inc. provides investment advisory and management services for the fund. American Century Investment Management, Inc. has in turn hired RREEF America, L.L.C. to make the day-to-day investment decisions for the fund. RREEF America, L.L.C. performs this function under the supervision of American Century Investment Management, Inc. and the fund's Board of Directors.

        The portfolio managers on the RREEF America team are:

        KIM G. REDDING, Portfolio Manager, is a Senior Vice President of RREEF America, L.L.C. From 1990 to 1993, he was a principal in K.G. Redding & Associates, an investment advisor, and previously the President of Redding, Melchor & Company, an investment advisor. He has been managing portfolios of real estate securities since 1987.


Fund Profile                                                    Real Estate Fund


        KAREN J. KNUDSON, Portfolio Manager, is a Senior Vice President of RREEF America, L.L.C. Prior to joining RREEF America, she was Senior Vice President and Chief Financial Officer of Security Capital Group, an investment advisor. She has over 14 years of real estate investment experience, specializing in real estate investment trusts.

        The representative of American Century Investment Management, Inc. that oversees the management of the fund is:

        MARK L. MALLON, Senior Vice President and Managing Director, joined American Century Investment Management, Inc. in April 1997. From August 1978 until joining American Century, he was employed by Federated Investors, serving as President and Chief Executive Officer of Federated Investment Counseling and Executive Vice President of Federated Research Corporation from 1990 to 1997.

6. HOW DO I BUY FUND SHARES?

    *   Complete and return the enclosed application

    *   Call us and exchange shares from another American Century fund

    *   Call us and send your investment by bank wire transfer

        Your initial investment must be at least $2,500 ($1,000 for traditional IRAs, Roth IRAs and UGMA/UTMA accounts), unless you establish an automatic investment plan of at least $50 per month. If the value of your account falls below this account minimum, your shares may be redeemed involuntarily.

7. HOW DO I SELL FUND SHARES?

        You may sell all or part of your fund shares on any business day by writing or calling us. You also may exchange your shares in the fund for shares in nearly 70 other mutual funds offered by American Century. Depending on the options you select when you open your account, some restrictions may apply. For your protection, some redemption requests require a signature guarantee.

8. HOW ARE FUND DISTRIBUTIONS MADE AND TAXED?

        The Real Estate Fund pays distributions from net investment income quarterly. Distributions from realized capital gains are paid once a year, usually in December. Distributions may be taxable as ordinary income, capital gains, or a combination of the two. Capital gains are taxed at different rates depending on the length of time the fund held the securities that were sold.

        The fund may also receive returns of capital from REITs in which it invests, which will be distributed to fund shareholders. Returns of capital distributions are generally not taxable to the fund's shareholders, but may decrease the cost basis of fund shares for those shareholders who do not reinvest distributions. Distributions are reinvested automatically in additional shares unless you choose another option.

9. WHAT SERVICES ARE AVAILABLE?

        American Century offers several ways to make it easier for you to manage your account, such as:

    *   telephone transactions

    *   wire and electronic funds transfers

    *   24-hour Automated Information Line transactions

    *   24-hour online Internet account access and transactions

        You will find more information about these choices in our Investor Services Guide, which you may request by calling us, accessing our Web site or visiting one of our Investor Centers.

        Information contained in our Investor Services Guide pertains to shareholders who invest directly with American Century rather than through an employer-sponsored retirement plan or through a financial intermediary.

        If you own or are considering purchasing fund shares through an employer-sponsored retirement plan or financial intermediary, your ability to purchase shares of the fund, exchange them for shares of other American Century funds, and redeem them will depend on the terms of your plan or financial intermediary. If you have questions about investing in an employer-sponsored retirement plan or through a financial intermediary, call an Institutional Service Representative at 1-800-345-3533.

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                        [american century logo(reg.sm)]
                                    American
                                    Century

AMERICAN CENTURY INVESTMENTS
P.O. BOX 419200
KANSAS CITY, MISSOURI 64141-6200

WWW.AMERICANCENTURY.COM

INVESTOR SERVICES
1-800-345-2021 or 816-531-5575

AUTOMATED INFORMATION LINE
1-800-345-8765

INSTITUTIONAL, CORPORATE, KEOGH, SEP/SARSEP,
SIMPLE AND 403(B) SERVICES
1-800-345-3533

TELECOMMUNICATIONS DEVICE FOR THE DEAF
1-800-634-4113 or 816-444-3485

FAX
816-340-7962

                                                        Funds Distributor, Inc.

SH-BRO-13789   9811